Exhibit 99.2
FOREIGN EXCHANGE AGREEMENT
This Foreign Exchange Agreement (the “Agreement”) is made as of 4/2/2008 between
Diodes Fabtech, Inc.
[3050 E. Hillcrest Drive, Westlake Village, CA 91362-3154]
(the “Customer”)
and
UNION BANK OF CALIFORNIA, N.A.
(the “Bank”)
[445 S. Figueroa St, CA 90071]
1.	The Customer and the Bank hereby agree that on the Settlement Date the Customer will pay to the Bank the USD Currency Amount and the Bank will pay to the Customer, on receipt of the USD Currency Amount, the GBP Currency Amount.
2.  Definitions:
     USD Currency Amount: US$165,000,000
     GBP Currency Amount: GBP$82,831,325.30

Settlement Date:	means the date designated by the Customer in its discretion

PROVIDED THAT

(i) the Customer may only designate as the Settlement Date, a Business Day falling on or between the Initial Settlement Date and the Final Settlement Date (inclusive); and

(ii) if the Customer has not designated the Settlement Date on or before the Final Settlement Date, the Settlement Date shall be the Final Settlement Date unless such date is not a Business Day, in which case the Settlement Date shall be the next Business Day falling thereafter.

Business Day:	means a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits in California.)

Initial Settlement Date:	June 13, 2008

Final Settlement Date:	June 20, 2008
3.	Representations:

Each party represents and warrants to the other on the date hereof as follows:
(a)	It is duly organised and validly existing under the laws of the jurisdiction of its organisation, and is qualified to conduct business and is in good standing in each jurisdiction in which its business is conducted;

(b)	The execution, delivery and performance of this Agreement are within its power, have been duly authorised by all necessary action, are its legal, valid and binding obligations and do not conflict with any provision of its organisational documents or of any law, indenture, agreement or undertaking to which it is a party or by which it is bound; and

(c)	It is capable of understanding (on its own or with independent professional advice, which it will seek if appropriate the risks involved in this Agreement, and assumes such risks.

(d)	It is not acting as a fiduciary or advisor to the other.
4.	Payment Instructions.
(a)	The Customer will pay the USD Currency Amount to the Bank in immediately available funds at the account of the Bank specified below by no later than 11 am, PDT on the Business Day immediately prior to the Settlement Date. On receipt of the USD Currency Amount the Bank will pay the GBP Currency Amount to the Customer on the Settlement Date. Such payment shall be effected by the Bank transmitting the GBP Currency Amount to the account of the Customer specified below. The Customer’s payment to the Bank of the USD Currency Amount is a condition precedent to the obligation of the Bank to pay the GBP Currency Amount to the Customer.

(b)	As a security procedure, Bank will contact by telephone an authorised representative of the Customer (being a person set out as such in the account bank instructions entered into by the Customer and the Bank on or about the date of this Agreement) to confirm the Settlement Date. Customer agrees to be bound by a payment executed by Bank in accordance with paragraph 4(a) above and to indemnify Bank (and its employees), and hold it harmless from, any claim, loss or expense suffered by it in connection with it complying with its obligations under paragraph 4(a) (unless such claim, loss or expense arises out of the Bank’s gross negligence or wilful default).

(c)	Except as otherwise required by the California Commercial Code (a) Bank shall not be responsible for any loss or liability arising from (i) any inaccuracy, act or failure to act on the part of any person not within Bank’s reasonable control, (ii) any ambiguity or inaccuracy in any instruction or information given to Bank by Customer, and (iii) any circumstances beyond Bank’s control, including without limitation any inoperability of computer or communication facilities, and (b) Bank’s liability for any act or failure to act in connection with or related to this Agreement or any transfer of funds shall not in any event exceed the resulting direct loss, if any, of the Customer and interest thereon. Under no circumstances shall Bank be liable for any consequential, indirect, punitive or special damages incurred by Customer.
Account for payment to the Customer:

Account Holder : Diodes-FabTech

Account Number : 335000394

Swift Code :

National Code :

Account for Payment to the Bank :

Account Holder : Union Bank of California Los Angeles, CA

Account Number : ABA122000496 — Attn: Foreign Exchange Department / TRELAX

Swift Code :

National Code :

5.	Set-off

Notwithstanding any agreement or arrangement to the contrary between the parties to this Agreement, each party waives and agrees that it shall not exercise any right of set-off, amalgamation, combination of accounts, rights or remedies of security or other rights to deduct withdraw or withhold sums from, or in respect of, the amounts payable by them pursuant to this Agreement.

6.	Addresses for Notices

The addresses for notices or communications between the parties are as follows:

Address for notices or communications to the Customer

Address	:
Attention:	:
Telephone No	:
Facsimile No:	:

Address for notices or communications to the Bank:

Address	:	445 South Figueroa Street, 11th Floor, Ca 90071, USA
Attention	:	Carsten Heering, Vice President
Telephone No	:	213-236-6943
Facsimile No	:	213-236-6448
7.	Other.
(a)	The rights, powers and remedies of the parties provided herein are cumulative and shall be in addition to all rights, powers and remedies provided by law. Any forbearance, failure or delay on either party’s part in exercising any right, power or remedy hereunder shall not be deemed a waiver thereof, and any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof.

(b)	This Agreement may not be amended or waived except in writing signed by the parties.

(c)	Except as otherwise specifically provided herein, this Agreement constitutes the entire agreement and any understanding of the parties with respect to the subject matter hereof and supersedes all prior communications and agreements, whether written or oral, between the parties with respect thereto. Should any one or more provisions of this Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall remain effective.

(d)	The parties may not assign (whether by operation of law or otherwise) any of its rights or obligations under this Agreement without prior written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns.

(e)	Each party may electronically record any telephone conversation between the parties in connection with this Agreement.

(f)	If either party brings an action (including any adversary proceeding in bankruptcy) to interpret or enforce the provisions of this Agreement, the prevailing party in such action shall be entitled to recover its costs and reasonable attorneys’ fees, including the allocated fees and costs of in-house legal counsel and staff.

(g)	Except where otherwise stated in this Agreement, all notices and other communications to either party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth in this Agreement. Each such notice or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted, or (b) if given by any other means, when delivered at the appropriate address.

(h)	This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

(i)	This Agreement will be governed by and construed according to the laws of the State of California.
8.	Disputes.

To the extent permitted by law, in connection with any claim, cause of action, proceeding or other dispute concerning this Agreement (each a “Claim”), the parties to this Agreement expressly, intentionally, and deliberately waive any right each may otherwise have to trial by jury. In the event that the waiver of jury trial set forth in the previous sentence is not enforceable under the law applicable to this Agreement, the parties to this Agreement agree that any Claim, including any question of law or fact relating thereto, shall, at the written request of any party, be determined by judicial reference pursuant to the state law applicable to this Agreement. The parties shall select a single neutral referee, who shall be a retired state or federal judge. In the event that the parties cannot agree upon a referee, the court shall appoint the referee. The referee shall report a statement of decision to the court. The parties shall bear the fees and expenses of the referee equally, unless the referee orders otherwise. The referee shall also determine all issues relating to the applicability, interpretation and enforceability of this paragraph. The parties acknowledge that if a referee is selected to determine the Claims, then the Claims will not be decided by a jury.

For and on behalf of the Customer		For and on behalf of the Bank

By:	/s/ Richard D. White	By:	./s/ Carsten Heering
	Name: Richard D. White		Name: Carsten Heering
	Title: SVP, Finance & Director FabTech		Title: Vice President
	Date: April 3, 2008		Date: April 3, 2008

FOREIGN EXCHANGE RESOLUTION
RESOLVED, that any one (“Senior Officer”) of the following, acting alone, is authorised, in the name and on behalf of Diodes Fabtech, Inc. (“Customer”), from time to time, by telephonic, electronic, oral or written means (a) to execute on behalf of Customer and deliver to Union Bank of California, N.A. (“Bank”), the foregoing Foreign Exchange Agreement, and (b) to enter into, execute or modify, upon such terms as they shall approve, the foregoing Foreign Exchange Agreement.

Name:	Richard D. White
Title:	Director FabTech
Signature:	/s/ Richard D. White

Name:	Keh-Shew Lu
Title:	Director FabTech
Signature:	/s/ Keh-Shew Lu

Name:	Larry P. Katz
Title:	Controller
Signature:	/s/ Larry P. Katz
FURTHER RESOLVED, that the authority given under this Resolution shall be retroactive and any and all acts so authorized that were performed prior to the formal adoption hereof are hereby approved and ratified. In the event two or more resolutions of Customer are concurrently in effect, the provisions of each shall be cumulative, unless the most recent shall specifically provide otherwise. The authority given hereby shall remain in full force and affect, and Bank is authorized and requested to rely and act thereon, until Bank’s Global Markets Group shall have received a certified copy of a further resolution of Customer amending, rescinding or revoking this Resolution.

CERTIFICATE OF SECRETARY OF CUSTOMER
I hereby certify to Union Bank of California, N.A. (“Bank”), that the foregoing Resolution is a true copy of the resolution(s) of Diodes Fabtech, Inc., a corporation duly organized and existing under the laws of [Please fill in] (“Customer”), duly adopted on [Please fill in] by the Board of Directors of Customer, and duly entered in the records of Customer, and that the Resolution is in conformity with applicable laws and regulations and the organizational documents of Customer and is now in full force and effect. I further certify that the names and specimen signatures of the officers of Customer authorised in the first resolution of the Resolution are as set forth above.
Dated: April 3, 2008
/s/ Richard D. White
Secretary
/s/ Keh-Shew Lu
President*